SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



        Date of Report (Date of earliest event reported): August 16, 2004
                                                          ---------------




                              LIZ CLAIBORNE, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   001-10689               13-2842791
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
        incorporation)                File Number)        Identification Number)


1441 Broadway, New York, New York                                   10018
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 354-4900


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
--------------------

Liz Claiborne makes final payment of $192 million for Mexx Group B.V.
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On May 23, 2001, Liz Claiborne,  Inc., a Delaware  corporation  (the "Company"), acquired 100 percent of the equity interest of Mexx Group B.V. ("Mexx"), a privately held fashion apparel company incorporated and existing under the laws of The Netherlands, for a purchase price consisting of: (a) $255.1 million (295 million euro), in cash at closing (including the assumption of debt), and (b) a contingent payment determined as a multiple of Mexx's earnings and cash flow performance for either the 2003, 2004 or 2005 year. The 2003 measurement year was selected for the calculation of the contingent payment and on August 16, 2004, the Company made the required final payment of approximately $192 million (160 million euro).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Dated:   August 16, 2004        By:     /s/ Michael Scarpa
                                        ---------------------------------------
                                Name:   Michael Scarpa
                                Title:  Senior Vice President,
                                        Chief Financial Officer